SUMMARY PROSPECTUS	December 29, 2025 (As Amended May 27, 2026)
OneAscent International Equity ETF
OAIM

Before you invest, you may want to review the Fund’s prospectus which contains more information about the Fund and its risks. You can find the Fund’s prospectus, and other information about the Fund, including its Statement of Additional Information (SAI) and most recent reports to shareholders, online at https://investments.oneascent.com/documents. You can also get this information at no cost by calling 1-800-222-8274 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current prospectus and SAI, each dated December 29, 2025, are incorporated by reference into this Summary Prospectus. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective

The OneAscent International Equity ETF (the “Fund” or the “International Equity Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and/or Expense Reimbursement[1]	(0.06%)
Total Annual Fund Operations Expense After Fee Waiver and/or Expense Reimbursement[2]	0.89%

1 The Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers) do not exceed 0.89% of the Fund’s average daily net assets through December 31, 2027. Each waiver/expense payment by the adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to December 31, 2027, except by the Board of Trustees.

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2 Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current operating expense limit of 0.89%, which was previously set at 0.95%.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 91	$ 297	$ 520	$ 1,161

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio. Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies, which may include companies in emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries; however, the Fund expects to be invested in companies from at least three different countries at any given time. The Fund typically invests in medium-to-large companies based on standards of the applicable market. As of the date of this prospectus, OneAscent Investment Solutions, LLC (the “Adviser”) considers medium-to-large companies to be those with market capitalizations greater than $3 billion at the time of the initial purchase. Under normal market conditions, the Fund will invest at least 80% of its total assets (plus borrowings for investment purposes) in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants).

Values-Based Screening. The Adviser seeks to identify investments that it believes will make an impact on the world according to its values driven investment philosophy. The Adviser seeks to eliminate from the investable universe companies that demonstrably and consistently harm their stakeholders. The Adviser captures and considers percentage of revenue thresholds for harmful products, and the Adviser captures and considers patterns of harmful business practices (including forced labor ties, products/practices resulting in consumer physical harm or death, and environmental mismanagement). This means seeking to avoid companies whose principal business activities and practices include:

•	Production, distribution, or supply chain involvement in abortifacients or medical facilities that perform abortions.
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•	Production, distribution, or supply chain involvement regarding addictive products, including adult entertainment, pornography, gambling, tobacco, alcohol, and cannabis.
•	Predatory lending practices.
•	Human rights violations.
•	Patterns of severe ethics controversies.

The Adviser’s Values-Based Screening process is proprietary, though the Adviser may refer to third-party resources in conducting its research. The Adviser performs its own due diligence in selecting investments but may consider third-party data. All equity securities must meet, at the time of investment, the Adviser’s Values-Based Screening requirements. If an investment no longer meets the Adviser’s screening requirements, the Adviser intends, but is not required, to sell such investment.

As part of the investment philosophy, the Adviser believes that companies go through a natural corporate life-cycle and that understanding where each company lies along the life-cycle spectrum is important to understanding its fundamental attributes. The Adviser then uses a combination of quantitative analysis and fundamental, “bottom-up” research to identify companies that the Adviser believes have the ability to generate sustainable returns on investment. The Adviser’s investment team actively invests across all parts of the life-cycle spectrum, building a diversified portfolio of high-growth, high-return, income-oriented and distressed investments.

The Fund may invest all or substantially all of its assets in cash and cash equivalents, including money market funds and other short-term fixed income investments, in seeking to protect principal, or when, in the Adviser’s opinion, there are not sufficient companies available for investment that meet the Adviser’s investment criteria. As an alternative to holding cash or cash equivalents, the Adviser may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”) in order for the Fund to be more fully invested in the markets.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. The Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Therefore, you should consider carefully the following risks before investing in the Fund.

•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.
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•	Foreign Company Risk. Investing in foreign issuers may involve risks not associated with U.S. investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. These risks are typically greater for investments in emerging markets.
•	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. While the Adviser may attempt to hedge against currency exchange rate movements, there is no assurance that any hedging will be successful. In addition, if the Adviser attempts to profit on anticipated currency movements, there is a risk of losses to the extent the Adviser does not correctly anticipate such movements.
•	Depositary Receipt Risk. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be less liquid than exchange traded securities.
•	Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies and less developed legal systems with fewer securities holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
•	Large Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•	Medium Cap Company Risk. Securities of companies with medium market capitalizations are often more volatile and less liquid than investments in larger companies. Medium sized companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
•	Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Convertible Securities Risk. A convertible security is a security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or stock purchase rights or warrants, among other forms. Convertible securities are senior to common stock in an issuer’s capital structure but are usually
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subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•	Active Management Risk. The Fund is actively-managed and is thus subject to management risk. The Adviser will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.
•	Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.
•	Underlying Funds Risk. When the Fund invests in an Underlying Fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the Underlying Funds and the level of risk arising from the investment practices of the Underlying Funds (such as the use of leverage). ETFs and closed-end funds are subject to additional risks, such as the fact that their shares may trade at a market price above or below their net asset value or that an active market may not develop.
•	Money Market Fund Risk. When the Fund invests in an Underlying Fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the Underlying Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the Underlying Fund will be able to do so.
•	Inflation Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
•	Investment Style Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
•	Values-Based Investment Risk. The Adviser invests in equity securities only if they meet both the Fund’s investment and Values-Based Screening requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. To meet the Adviser’s Values-Based Screening requirements, a company must both qualify to be in the Fund’s investable universe and exhibit qualities that the Adviser believes promote flourishing for their stakeholders at the time of the investment. Further, in selecting companies for investment, the Adviser may rely on information and performance data from third-party research providers, which could be incomplete or erroneous, which in turn could cause the Adviser to assess an issuer incorrectly.
•	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.
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•	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.
•	Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its agents seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
•	Geographic Concentration Risk. The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund concentrates its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a more geographically diversified fund.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Highest/Lowest quarterly results during this time period were:

Highest Quarter: 03/31/2023 10.90%

Lowest Quarter: 09/30/2023 (6.76)%

The Fund’s year to date return as of September 30, 2025 was 25.17%.

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Average Annual Total Returns (for periods ended 12/31/2024)

OneAscent International Equity ETF	One Year	Since Inception (09/14/2022)
Before Taxes	8.09%	13.90%
After Taxes on Distributions	7.53%	13.41%
After Taxes on Distributions and Sale of Fund Shares	5.26%	10.85%
MSCI ACWI ex USA Index(1) (reflects no deduction for fees, expenses, or U.S. taxes)	5.54%	11.12%
(1)	The MSCI ACWI ex USA Index is a stock market index comprising non-U.S. stocks from 22 of 23 developed markets countries and 24 emerging markets countries. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The returns of the index presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling 1-800-222-8274.

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Portfolio Management

Investment Adviser – OneAscent Investment Solutions, LLC

Portfolio Manager

Andrew Manton, Chief Equity Strategist and Senior Portfolio Manager of the Adviser, has been the portfolio manager of the Funds since their inception in August 2022.

Purchase and Sale of Fund Shares

The Funds will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with the Funds’ distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.

Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and trade at market prices rather than NAV. Shares of a Fund may trade at a price that is greater than, at, or less than NAV. Individual shares may only be purchased and sold in secondary market transactions through brokers.

Tax Information

The Funds’ distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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